UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2018

Agios Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36014	26-0662915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Sidney Street, Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 649-8600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On April 11, 2018, Agios Pharmaceuticals, Inc. (the “Company”) entered into a First Amendment of Lease (the “Lease Amendment”) with UP 64 Sidney Street, LLC (the “Landlord”). The Lease Amendment amends certain terms of the Company’s existing lease with the Landlord, dated November 17, 2017 (the “Lease”), pursuant to which the Company leased approximately 27,100 rentable square feet of office space located at 64 Sidney Street, Cambridge, Massachusetts (the “New Premises”). The Lease Amendment, which is effective as of April 11, 2018, expands the rentable square footage of the New Premises from approximately 27,100 square feet to approximately 40,000 square feet (such additional square footage, the “Expansion Space”). Pursuant to the Lease Amendment, the date on which the Company will become responsible for paying rent with respect to the Expansion Space under the Lease is October 1, 2018, and the initial term of the Lease with respect the Expansion Space expires on February 28, 2025, unless sooner terminated.

Pursuant to the Lease Amendment, the Company’s monthly base rent for the New Premises will increase from approximately $181,000 to approximately $251,000 and will increase on an annual basis up to a maximum monthly base rent of approximately $296,000. The Lease Amendment also provides for a tenant improvement allowance of approximately $450,000 for improvements to be made to the Expansion Space, as well as certain rights with respect to leasing additional space adjacent to the Expansion Space, as more particularly described in the Lease Amendment.

The foregoing description is a summary of certain terms of the Lease Amendment, and, by its nature, is incomplete. It is qualified in its entirety by the text of the Lease Amendment, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The description of the Lease Amendment in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment of Lease for 64 Sidney Street, dated April 11, 2018, by and between the Company and UP 64 Sidney Street LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGIOS PHARMACEUTICALS, INC.

Date: April 13, 2018	By:	/s/ David P. Schenkein
David P. Schenkein, M.D.
President and Chief Executive Officer